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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 28, 1999
                                                 -------------------------------

                             GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        COLORADO                     0-25582                84-1110469
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        (STATE OR OTHER         (COMMISSION FILE NUMBER)       (IRS EMPLOYER
        JURISDICTION OF                                        IDENTIFICATION
        INCORPORATION)                                             NUMBER)


     1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                   30324
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (404) 633-3831
                                                   -----------------------------
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Item 5.  Other Events.


         On December 28, 1999, the Registrant received a letter of resignation from Mr. Ronald R. McCallum, a member of the Board of Directors and the Registrant's Chief Financial Officer and Secretary. Mr. McCallum's resignation with respect to the Board of Directors was effective December 28, 1999. Mr. McCallum will continue as the Registrant's Chief Financial Officer and Secretary until a replacement has been hired.

Item 7.  Financial Statements and Exhibits.

         None

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 GRACE DEVELOPMENT, INC.



                                 By:  /s/ James Blanchard
                                    -------------------------------
                                          James Blanchard
                                          President


Dated as of January 21, 2000